SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 6, 2002



                          WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                  Delaware                                     0-15213                          06-1187536
--------------------------------------------       -----------------------------        ---------------------------
        (State or other jurisdiction                         (Commission                       (IRS Employer
              of incorporation)                             File Number)                    Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06702
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: (203) 753-2921
                                                ------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

                  Webster Financial Corporation announced on February 6, 2002 that its annual meeting of shareholders will be held on Thursday, April 25, 2002 at 4:00 p.m. (eastern time) at the Courtyard by Marriott, 63 Grand Street, Waterbury, Connecticut. Webster issued a press release on February 6, 2002 describing the meeting and providing additional information about Webster.



Item 7.           Financial Statements and Exhibits.



(a)      Not applicable.



(b)      Not applicable.



(c)      Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WEBSTER FINANCIAL CORPORATION
                                     -----------------------------
                                     (Registrant)



                                     /s/ Harriet Munrett Wolfe
                                     -----------------------------------------
                                     Harriet Munrett Wolfe
                                     Senior Vice President, General Counsel and
                                     Secretary



Date: February 7, 2002